UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 7, 2014

BROOKFIELD DTLA FUND OFFICE
TRUST INVESTOR INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36135 (Commission File Number)	04-2616226 (IRS Employer Identification Number)

250 Vesey Street, 15th Floor, New York, New York 10281
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code)

(212) 417-7000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Current Report on Form 8-K is filed solely for the purpose of filing the attached exhibits with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Loan Agreement, dated as of August 27, 2004, between Trizec 333 LA, LLC, as Borrower, and Morgan Stanley Mortgage Capital Inc. and Metropolitan Life Insurance Company collectively, as Lender

10.2	Deed of Trust, Security Agreement and Fixture Filing by Maguire Properties – 777 Tower, LLC, as Trustor to Fidelity National Title Insurance Company, as Trustee for the benefit of Metropolitan Life Insurance Company, as Beneficiary, dated October 15, 2013

10.3	Promissory Note, dated as of October 15, 2013, between Maguire Properties – 777 Tower, LLC and Metropolitan Life Insurance Company

10.4	Deed of Trust, Security Agreement and Fixture Filing by Maguire Properties – 355 S. Grand, LLC, as Trustor to Fidelity National Title Insurance Company, as Trustee for the benefit of Metropolitan Life Insurance Company, as Beneficiary, dated November 8, 2013

10.5	Promissory Note, dated as of November 8, 2013, between Maguire Properties – 355 S. Grand, LLC and Metropolitan Life Insurance Company

10.6	Loan Agreement, between EYP Realty, LLC, as Borrower and Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Bookrunner and the financial institutions now or hereafter signatories hereto and their assignees pursuant to Section 13.12, as Lenders, entered into as of November 27, 2013

10.7	Promissory Note, dated as of January 2, 2014, between EYP Realty, LLC and Wells Fargo Bank, National Association

10.8	Promissory Note, dated as of January 2, 2014, between EYP Realty, LLC and PNC Bank, National Association

10.9	Promissory Note, dated as of December 18, 2013, between EYP Realty, LLC and Aozora Bank, Ltd.

10.10	Assignment and Assumption Agreement, dated as of January 2, 2014, between Wells Fargo Bank, National Association and PNC Bank, National Association

10.11	Consent and Acknowledgment Agreement, dated as of October 15, 2013, by and among U.S. Bank National Association, as Trustee, Successor-in-Interest to Bank of America, N.A., as Trustee for the registered holders of GS Mortgage Securities Corporation II, commercial mortgage pass-through certificates, Series 2007-GG10, as Lender, North Tower, LLC, as Borrower, MPG Office, L.P., as Old Guarantor, and Brookfield DTLA Holdings LLC, as New Guarantor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.

Date: April 7, 2014	By:	/s/ Michelle L. Campbell
Michelle L. Campbell
Vice President, Secretary